UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: February 25, 2014
(Date of earliest event reported)

Sterling Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 North Wall Street, Spokane, Washington 99201
(Address of Principal Executive Offices and Zip Code)

(509) 458-3711
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On February 25, 2014, Sterling Financial Corporation (“Sterling”) held a special meeting of shareholders (the “Special Meeting”).  Sterling's shareholders approved each of the three proposals detailed in Sterling's Definitive Proxy Statement on Schedule 14A dated January 22, 2014 and first mailed to Sterling’s shareholders on or about January 24, 2014.

Following is a summary of the voting results for the three proposals:

FIRST:  Sterling’s shareholders adopted and approved the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 11, 2013, by and between Sterling and Umpqua Holdings Corporation (“Umpqua”), pursuant to which Sterling will merge with and into Umpqua (the “Merger”), as set forth below:

	Shares Voted	Percent of Voted	Percent of Outstanding
For	51,981,905	99.04%	83.35%
Against	12,132	0.02%	0.01%
Abstain	490,214	0.93%	0.78%
Broker Non-votes	0	0	0

SECOND:  Sterling’s shareholders approved on an advisory (non-binding) basis the compensation that is tied to or based on the Merger and that will or may be paid to Sterling’s named executive officers in connection with the Merger, as set forth below:

	Shares Voted	Percent of Voted	Percent of Outstanding
For	41,999,692	80.02%	67.34%
Against	10,038,082	19.12%	16.09%
Abstain	446,477	0.85%	0.71%
Broker Non-votes	0	0	0

THIRD:  Sterling’s shareholders approved an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt and approve the Merger Agreement, but in view of the adoption and approval of the Merger Agreement, this was not necessary:

	Shares Voted	Percent of Voted	Percent of Outstanding
For	49,381,359	94.08%	79.18%
Against	2,682,838	5.11%	4.30%
Abstain	420,054	0.80%	0.67%
Broker Non-votes	0	0	0

Item 8.01. Other Events

On February 26, 2014, Sterling and Umpqua issued a joint press release announcing that the shareholders of Sterling and Umpqua had each approved the Merger Agreement at special meetings of the shareholders of Sterling and Umpqua held on February 25, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d)  The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Joint press release of Sterling Financial Corporation and Umpqua Holdings Corporation dated February 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION (Registrant)

February 26, 2014 Date	By: /s/ Patrick J. Rusnak Patrick J. Rusnak Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Joint press release of Sterling Financial Corporation and Umpqua Holdings Corporation dated February 26, 2014.